Barings

Participation Investors

Report for the Nine Months Ended September 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website http://www.barings.com/MPV, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

Adviser

Barings LLC

300 S Tryon St., Suite 2500

Charlotte, NC 28202

Independent Registered Public Accounting Firm

KPMG LLP

Boston, Massachusetts 02110

Counsel to the Trust

Ropes & Gray LLP

Boston, Massachusetts 02111

Custodian

State Street Bank and Trust Company

Boston, Massachusetts 02110

Transfer Agent & Registrar

DST Systems, Inc.

P.O. Box 219086

Kansas City, Missouri 64121-9086

1-800-647-7374

Internet Website

www.barings.com/mpv

Barings Participation Investors c/o Barings LLC 300 S Tryon St., Suite 2500 Charlotte, NC 28202 1-866-399-1516

Investment Objective and Policy

Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-PORT

The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record

The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website at www.barings.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.

Legal Matters

The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.

The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Barings Participation Investors

TO OUR SHAREHOLDERS

October 31, 2020

We are pleased to present the September 30, 2020 Quarterly Report of Barings Participation Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.20 per share, payable on November 13, 2020 to shareholders of record on November 2, 2020. The Trust paid a $0.20 per share dividend for the preceding quarter. The Trust earned $0.20 per share of net investment income for the third quarter of 2020, compared to $0.19 per share in the previous quarter.

During the third quarter, the net assets of the Trust increased to $141,525,877 or $13.35 per share compared to 137,787,791 or $13.00 per share on June 30, 2020. This translates to a 4.3% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 2.8%, 5.5%, 7.6%, 9.8% and 11.5% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price decreased 13.3% during the quarter, from $12.75 per share as of June 30, 2020 to $10.86 per share as of September 30, 2020. The Trust’s market price of $10.86 per share equates to an 18.7% discount to the September 30, 2020 net asset value per share of $13.35. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 6.4%, 5.9% and 7.7%, respectively. U.S. fixed income markets, as approximated by the Bloomberg Barclays U.S. Corporate High Yield Index and the Credit Suisse Leverage Loan Index, increased 4.6% and 4.1% for the quarter, respectively.

The Trust closed three new private placement investments and five add-on investments to existing portfolio companies during the third quarter. The total amount invested by the Trust in these transactions was $2,678,395. Of note, the new platform investments were floating rate term loans and the add-on investments were three floating rate term loans, one subordinated note with an equity co-investment and one small equity co-investment.

Middle-market merger and acquisition activity improved during the third quarter of 2020, however, year-to-date sponsored lending volume is down 39% compared to 2019 (Refinitiv). M&A activity has improved as local, state, and federal governments across North America focused on working towards reopening their communities. There have been further positive developments with communities reopening and encouraging news regarding potential vaccines. However, there have been some disappointing developments with cases re-emerging and new restrictions being put in place in some communities. To be clear, navigating the effect of COVID-19 introduces levels of portfolio stress. During the third quarter, two mezzanine debt issuers deferred their quarterly interest payment and were placed on non-accrual. Yet, the new non-accrual investments represents less than $0.01 per share in quarterly income for the Trust and, on a go forward basis, we would expect to see improved credit performance based on our increasing mix of first lien senior secure loans.

To manage through this unique period of investment volatility, we continue to be selective in our investment choices and maintain our underwriting discipline throughout multiple cycles. First, the Trust has been investing in first lien senior secured loans in high-quality companies in defensive sectors and is well-diversified by industry. This was a strategy put in place over three years ago and has provided strong risk adjusted returns for the Trust given their senior position in the capital stack. As of September 30, 2020, 45.2% of the Trust’s investment portfolio is in first lien senior secured loans compared to 2.7% as of December 31, 2017. These investments have proven resilient to date and their management teams now have the benefit of having a wealth of knowledge to draw upon from working in such unique and challenging circumstances. Second, we hold meaningful investment liquidity based on the Trust’s combined available cash balance and short-term investments of $15.834.717 or 10.1%, and a low leverage profile at 0.11x as of September 30, 2020. Strong liquidity also provides ample support to our current portfolio companies to the extent the duration of COVID-19 related stress extends. Third, we continue to be selective in pruning our equity investments and reinvesting the proceeds into first lien senior secured investments further driving investment income. As always, the Trust continues to benefit from strong relationships with our financial sponsor partners which provides clear benefits including potential access to additional capital if needed, strategic thinking alongside their management teams and high-quality and timely information which is only available in a private market setting. This allows us to work constructively together and maximize the portfolio companies’ long-term health and value.

(Continued)

1

In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power, even when core earnings power is lower as a result of a higher quality asset mix’. The Trust’s recently announced dividend of $0.20 per share was in line with the most recently reported net investment income of $0.20 per share. That said, as we continue to both (1) deploy the Trust’s excess liquidity and (2) seek opportunities to shift the Trust’s non-yielding equity investments to senior secured loans, we expect long-term earnings power to meet the dividend distribution.

Thank you for your continued interest in and support of Barings Participation Investors.

Sincerely,

Christina Emery

President

Portfolio Composition as of 09/30/20*

* Based on market value of total investments (including cash)

Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

2

Barings Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

September 30, 2020

(Unaudited)

Assets:

Investments (See Consolidated Schedule of Investments)

Corporate restricted securities at fair value (Cost - $119,433,917)	$114,171,616

Corporate restricted securities at market value (Cost - $17,014,760)	17,093,068

Corporate public securities at market value (Cost - $10,441,620)	9,147,024

Short-term securities at amortized cost	5,997,873

Total investments (Cost - $152,887,552)	146,409,581

Cash	9,836,844

Interest receivable	1,185,931

Receivable for investments sold	567,271

Other assets	46,097

Total assets	158,045,724

Liabilities:

Note payable	15,000,000

Payable for investments purchased	1,054,700

Investment advisory fee payable	318,433

Interest payable	27,267

Accrued expenses	119,447

Total liabilities	16,519,847

Commitments and Contingencies (See Note 8)

Total net assets	$141,525,877

Net Assets:

Common shares, par value $.01 per share	$106,017

Additional paid-in capital	142,250,117

Total distributable earnings	(830,257)

Total net assets	$141,525,877

Common shares issued and outstanding (14,787,750 authorized)	10,601,700

Net asset value per share	$13.35

See Notes to Consolidated Financial Statements

3

CONSOLIDATED STATEMENT OF OPERATIONS

For the nine months ended September 30, 2020

(Unaudited)

Investment Income:

Interest	$8,625,726

Dividends	135,628

Other	103,297

Total investment income	8,864,651

Expenses:

Investment advisory fees	938,650

Interest	460,125

Trustees’ fees and expenses	273,500

Professional fees	220,694

Custodian fees	18,000

Other	18,587

Total expenses	1,929,556

Investment income - net	6,935,095

Net realized and unrealized loss on investments:

Net realized loss on investments before taxes	(476,316)

Income tax expense	(348,194)

Net realized loss on investments after taxes	(824,510)

Net increase (decrease) in unrealized appreciation (depreciation) of investments before taxes	(6,653,701)

Net increase (decrease) in unrealized appreciation (depreciation) of investments after taxes	(6,653,701)

Net loss on investments	(7,478,211)

Net decrease in net assets resulting from operations	$(543,116)

See Notes to Consolidated Financial Statements

4

Barings Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS

For the nine months ended September 30, 2020

(Unaudited)

Net increase in cash:

Cash flows from operating activities:

Purchases/Proceeds/Maturities from short-term portfolio securities, net	$(144,297)

Purchases of portfolio securities	(26,364,212)

Proceeds from disposition of portfolio securities	24,786,284

Interest, dividends and other income received	8,007,972

Interest expense paid	(460,125)

Operating expenses paid	(1,476,868)

Income taxes paid	(762,033)

Net cash provided by operating activities	3,586,721

Cash flows from financing activities:

Cash dividends paid from net investment income	(7,099,232)

Receipts for shares issued on reinvestment of dividends	227,533

Net cash used for financing activities	(6,871,699)

Net decrease in cash	(3,284,978)

Cash - beginning of period	13,121,822

Cash - end of period	$9,836,844

Reconciliation of net decrease in net assets to net cash used for operating activities:

Net decrease in net assets resulting from operations	$(543,116)

Decrease in investments	4,217,491

Increase in interest receivable	(214,308)

Increase in receivable for investments sold	(462,648)

Increase in other assets	(44,122)

Increase in payable for investments purchased	1,054,700

Decrease in investment advisory fee payable	(10,252)

Decrease in tax payable	(413,839)

Increase in accrued expenses	2,815

Total adjustments to net assets from operations	4,129,837

Net cash provided by operating activities	$3,586,721

See Notes to Consolidated Financial Statements

5

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

For the nine months ended September 30, 2020

(Unaudited)

	For the nine months ended 9/30/2020 (Unaudited)	For the year ended 12/31/2019
Increase / (decrease) in net assets:

Operations:

Investment income - net	$6,935,095	$10,575,402

Net realized loss on investments after taxes	(824,510)	769,899

Net change in unrealized appreciation (depreciation) of investments after taxes	(6,653,701)	6,464,660

Net (decrease) / increase in net assets resulting from operations	(543,116)	17,809,961

Increase from common shares issued on reinvestment of dividends

Common shares issued (2020 - 14,472; 2019 - 60,330)	227,533	933,680

Dividends to shareholders from:

Distributable earnings to Common Stock Shareholders (2020 - $0.40 per share; 2019 - $1.08 per share)	(4,240,680)	(11,410,602)

Total (decrease) / increase in net assets	(4,556,263)	7,333,039

Net assets, beginning of period	146,082,140	138,749,101

Net assets, end of period	$141,525,877	$146,082,140

See Notes to Consolidated Financial Statements

6

Barings Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS

Selected data for each share of beneficial interest outstanding:

	For the nine months ended 9/30/2020		For the years ended December 31,
	(Unaudited)		2019	2018	2017	2016
Net asset value:
Beginning of period / year	$13.80		$13.18	$13.91	$13.15	$13.10

Net investment income (a)	0.65		1.00	1.03	1.09	1.00

Net realized and unrealized gain (loss) on investments	(0.71)		0.69	(0.68)	0.75	0.13

Total from investment operations	(0.06)		1.69	0.35	1.84	1.13

Dividends from net investment income to common shareholders	(0.40)		(1.08)	(1.08)	(1.08)	(1.08)

Increase / (Decrease) from dividends reinvested	0.01 (b	)	0.01 (b )	(0.00) (b )	(0.00) (b )	(0.00) (b )

Total dividends	(0.39)		(1.07)	(1.08)	(1.08)	(1.08)

Net asset value: End of period / year	$13.35		$13.80	$13.18	$13.91	$13.15

Per share market value: End of period /year	$10.86		$16.13	$15.05	$14.10	$14.20

Total investment return
Net asset value (c)	(0.24%	)	13.21%	2.53%	14.29%	8.75%

Market value (c)	(30.28%	)	14.72%	15.02%	7.21%	11.45%

Net assets (in millions):
End of period / year	$141.53		$146.08	$138.75	$145.48	$136.61

Ratio of total expenses to average net assets (d)	2.16% (e	)	2.26%	2.76%	3.23%	2.26%

Ratio of operating expenses to average net assets	1.39% (e	)	1.45%	1.56%	1.49%	1.35%

Ratio of interest expense to average net assets	0.44% (e	)	0.42%	0.42%	0.43%	0.44%

Ratio of income tax expense to average net assets	0.33% (e	)	0.39%	0.78%	1.31%	0.47%

Ratio of net investment income to average net assets	6.56% (e	)	7.30%	7.47%	7.92%	7.45%

Portfolio turnover	18%		22%	48%	24%	31%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)	Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d)	Total expenses include income tax expense.
(e)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15

Asset coverage per $1,000 of indebtedness	$10,186	$10,739	$10,250	$10,699	$10,107

See Note to Consolidated Financial Statements

7

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2020

(Unaudited)

Corporate Restricted Securities - 92.75%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 80.67%: (C)

1 WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronizatoin Network.
6.98% Term Loan due 6/24/2025 (LIBOR + 5.750%)	$1,707,916	07/01/19	$1,680,515	$1,673,757

Accelerate Learning
A provider of standards-based, digital science education content of K-12 schools.
4.77% Term Loan due 12/31/2024 (LIBOR + 4.500%)	$974,753	12/19/18	961,048	926,778

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
13% (1% PIK) Senior Subordinated Note due 02/28/2022	$1,921,207	**	1,911,227	1,921,207
12% Junior Subordinated Note due 02/28/2023	$200,050	08/17/20	187,013	195,886
Preferred Stock (B)	73 shs.	**	—	7,639
Preferred Stock Series A (B)	1,155 shs.	***	115,512	191,160
Preferred Stock Series V (B)	53 shs.	12/31/19	5,251	6,139
Common Stock (B)	373 shs.	***	373	64,440
Common Stock Series B (B)	44 shs.	**	—	7,602
* 03/27/15, 11/16/18, 07/1/19, 08/21/19 and 12/05/19.			2,219,376	2,394,073
** 03/27/15, 11/15/18 and 12/31/19.
*** 03/27/15, 11/15/18, 12/31/19 and 08/14/20.

Aftermath, Inc.
A provider of crime scene cleanup and biohazard remediation services.
8.00% Term Loan due 04/10/2025 (LIBOR + 5.750%)	$1,183,875	04/09/19	1,163,800	1,157,238

American Scaffold, Inc.
A provider of scaffolding and environmental containment solutions.
6.32% Term Loan due 09/06/2025 (LIBOR + 5.250%)	$1,290,823	09/06/19	1,266,960	1,255,325

8

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)(F)	114 uts.	10/04/12	$113,636	$186,372

ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13% (1% PIK) Senior Subordinated Note due 05/18/2021	$891,618	11/19/15	889,340	863,108
Limited Liability Company Unit (B)	111,100 uts.	11/18/15	111,100	33,997
			1,000,440	897,105

ASPEQ Holdings
A manufacturer of highly-engineered electric heating parts and equipment for a range of industrial, commercial, transportation and marine applications.
6.25% Term Loan due 10/31/2025 (LIBOR + 5.250%)	$1,202,537	11/08/19	1,187,198	1,184,499

Audio Precision

A provider of high-end audio test and measurement sensing instrumentation software and accessories.
6.22% Term Loan due 07/27/2024 (LIBOR + 6.000%)	$1,768,500	10/30/18	1,744,441	1,728,709

Aurora Parts & Accessories LLC
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.	08/17/15	209,390	209,390
Common Stock (B)	210 shs.	08/17/15	210	994
			209,600	210,384

BBB Industries LLC
A supplier of re-manufactured parts to the North American automotive aftermarket.
9.58% Second Lien Term Loan due 06/26/2026 (LIBOR + 8.500%)	$1,725,000	08/02/18	1,687,191	1,515,240

BCC Software, Inc.
A provider of software and data solutions which enhance mail processing to help direct mail marketers realize discounts from the U.S. Postal Service, avoid penalties associated with mailing errors, and improve the accuracy and efficiency of marketing campaigns.
12% (1% PIK) Senior Subordinated Note due 04/11/2023	$1,934,739	*	1,913,604	1,958,066
Preferred Stock Series A (B)	27 shs.	*	272,162	272,200
Common Stock Class A (B)	783 shs.	*	861	606,299
* 10/11/17 and 01/28/19.			2,186,627	2,836,565

9

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

BDP International, Inc.
A provider of transportation and related services to the chemical and life sciences industries.
5.75% Term Loan due 12/14/2024 (LIBOR + 4.750%)	$2,421,863	12/18/18	$2,387,866	$2,421,862

Beacon Pointe Advisors, LLC
An integrated wealth management platform with comprehensive financial planning capabilities for high net worth clients with complex financial needs.
6.00% Term Loan due 03/31/2026 (LIBOR + 5.000%)	$996,818	03/31/20	611,950	614,342

BEI Precision Systems & Space Company, Inc.
A provider of advanced design, manufacturing, and testing for custom optical encoder-based positioning systems, precision accelerometers, and micro scanners.
12% (1% PIK) Senior Subordinated Note due 04/28/2024	$1,499,377	04/28/17	1,481,536	1,499,377
Limited Liability Company Unit (B)(F)	4,167 uts.	*	416,654	409,583
* 04/28/17 and 02/07/19.			1,898,190	1,908,960

Blue Wave Products, Inc.
A distributor of pool supplies.
13% (1% PIK) Senior Subordinated Note due 12/31/2020	$65,329	10/12/12	65,322	65,006
Common Stock (B)	51,064 shs.	10/12/12	51,064	89,037
Warrant, exercisable until 2022, to purchase common stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	35,249
			136,602	189,292
BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
Common Stock (B)	2,956 shs.	06/30/15	937,438	38,664

Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
6.25% Term Loan due 10/04/2024 (LIBOR + 5.250%)	$680,840	10/03/18	675,156	663,819

10

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
5.5% First Lien Term Loan due 04/30/2025 (LIBOR + 4.500%)	$890,782	*	$878,940	$859,557
* 05/14/18 and 05/31/19.

Cadent, LLC
A provider of advertising solutions driven by data and technology.
6.50% Term Loan due 09/07/2023 (LIBOR + 5.500%)	$970,231	09/04/18	964,500	952,766

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% (1.5% PIK) Senior Subordinated Note due 03/31/2023	$825,578	01/19/11	825,471	825,578
14% (2% PIK) Senior Subordinated Note due 03/31/2023	$221,167	08/03/12	221,077	221,167
Common Stock (B)	375 shs.	01/19/11	37,500	36,679
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	295 shs.	01/19/11	29,250	28,832
			1,113,298	1,112,256

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
Limited Liability Company Unit (B)	1,853 uts.	07/18/16	189,267	346,830

Claritas Holdings, Inc.
A market research company that provides market segmentation insights to customers engaged in direct-to-consumer and business-to-business marketing activities.
7.00% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$1,585,123	12/20/18	1,559,601	1,538,203

Clubessential LLC
A leading SaaS platform for private clubs and resorts.
6.5% (1% PIK) Senior Subordinated Note due 11/30/2023 (LIBOR + 5.500%)	$1,720,687	01/09/20	1,697,164	1,688,855

11

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
9.25% Term Loan due 04/17/2027 (LIBOR + 8.250%)	$1,702,726	04/23/20	$1,654,835	$1,666,799
Limited Liability Company Unit	18 uts.	04/23/20	18,006	23,557
Class B Partnership Units	6,629 uts.	04/23/20	0	0
			1,672,841	1,690,356
Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
6.00% Term Loan due 01/31/2025 (LIBOR +5.000%)	$625,265	01/30/20	614,430	575,869
Limited Liability Company Unit (F)	1,171 shs.	01/30/20	46,910	35,225
			661,340	611,094
CORA Health Services, Inc.
A provider of outpatient rehabilitation therapy services.
11.00% (1% PIK) Term Loan due 05/05/2025	$1,552,034	*	1,465,434	1,345,946
Preferred Stock Series A (B)	758 shs.	06/30/16	2,647	116,633
Common Stock Class A (B)	3,791 shs.	06/30/16	3,791	18,257
* 05/01/18, 06/28/19 and 09/30/20			1,471,872	1,480,836

Dart Buyer, Inc.
A manufacturer of helicopter aftermarket equipment and OEM Replacement parts for rotorcraft operators, providers and OEMs.
5.75% Term Loan due 04/01/2025 (LIBOR + 5.250%)	$1,710,398	04/01/19	1,399,282	1,395,015

Del Real LLC
A manufacturer and distributor of fully-prepared fresh refrigerated Hispanic entrees as well as side dishes that are typically sold on a heat-and-serve basis at retail grocers.
11% Senior Subordinated Note due 04/06/2023 (D)	$1,420,588	10/07/16	1,403,759	1,278,529
Limited Liability Company Unit (B)(F)	368,799 uts.	*	368,928	98,066
* 10/07/16, 07/25/18, 03/13/19 and 06/17/19.			1,772,687	1,376,595

Discovery Education, Inc.
A provider of standards-based, digital education content for K-12 schools.
4.15% Term Loan due 04/30/2024 (LIBOR + 4.250%)	$1,897,328	04/20/18	1,874,702	1,887,461

12

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
Preferred Stock (B)	25 shs.	05/04/12	$252,434	$344,487
Common Stock (B)	25 shs.	05/04/12	28,048	—
			280,482	344,487
Dunn Paper
A provider of specialty paper for niche product applications.
9.75% Second Lien Term Loan due 08/26/2023 (LIBOR + 8.750%)	$1,725,000	09/28/16	1,710,427	1,672,215

Electronic Power Systems
A provider of electrical testing services for apparatus equipment and protection & controls infrastructure.
4.97% Term Loan due 12/21/2024 (LIBOR + 4.750%)	$1,587,751	12/21/18	1,570,943	1,582,670
Common Stock (B)	52 shs.	12/28/18	52,176	103,728
			1,623,119	1,686,398
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
11.5% (1% PIK) Senior Subordinated Note due 09/20/2022 (D)	$1,588,640	10/14/16	1,568,694	—
Limited Liability Company Unit (B)(F)	101 uts.	10/14/16	159,722	—
			1,728,416	—
English Color & Supply LLC
A distributor of aftermarket automotive paint and related products to collision repair shops, auto dealerships and fleet customers through a network of stores in the Southern U.S.
11.5% (0.5% PIK) Senior Subordinated Note due 12/31/2023	$1,349,036	06/30/17	1,334,158	1,333,239
Limited Liability Company Unit (B)(F)	397,695 uts.	06/30/17	397,695	372,241
			1,731,853	1,705,480
E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	229 uts.	04/04/18	228,955	219,025

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	56,457	755,904
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	7,078	94,768
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	13,844	76,629
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	8,832	105,644
			86,211	1,032,945

13

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Foundation Risk Partners, Corp.
A retail insurance brokerage firm focused on providing commercial P&C and employee benefits solutions to small and medium-sized clients.
5.75% First Lien Term Loan due 08/31/2026 (LIBOR + 4.750%)	$666,667	09/30/20	$68,333	$68,333
9.50% Second Lien Term Loan due 11/10/2024 (LIBOR + 8.500%)	$333,333	09/30/20	18,611	18,611
			86,944	86,944
GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	—
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	—
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% (2% PIK) Senior Subordinated Note due 11/30/2021 (D)	$1,380,135	03/27/13	989,505	1,173,115
Preferred Stock (B)	295 shs.	03/29/19	295,276	352,575
Common Stock (B)	1,181 shs.	03/27/13	118,110	13,117
			1,402,891	1,538,807
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
7.00% Term Loan due 12/21/2023 (LIBOR + 6.000%)	$2,421,666	*	2,395,680	2,421,666
* 12/19/17 and 04/16/19.

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
Common Stock (B)	1,046 shs.	*	104,636	218,364
Warrant, exercisable until 2027, to purchase common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	82,878
* 02/05/14 and 11/22/17.			141,452	301,242

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	375,777
Limited Liability Company Unit Common Class A (B)	3,594 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	375,777

14

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Happy Floors Acquisition, Inc.
A wholesale importer and value-added distributor of premium European flooring tile to residential and commercial end markets.
12.5% (1% PIK) Senior Subordinated Note due 01/01/2023	$392,908	07/01/16	$390,302	$392,908
Common Stock (B)	150 shs.	07/01/16	149,500	327,441
			539,802	720,349
Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% (2% PIK) Senior Subordinated Note due 12/01/2023	$1,192,332	02/14/14	1,191,459	1,192,332
14% Senior Subordinated Note due 12/01/2023	$434,129	06/22/15	433,927	434,129
Common Stock (B)	821 shs.	02/14/14	822	288,947
			1,626,208	1,915,408
HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% (2% PIK) Senior Subordinated Note due 11/26/2020
Limited Liability Company Unit (B)(F)	102 uts.	01/17/14	101,563	325,637

Holley Performance Products
A provider of automotive aftermarket performance products.
5.26% Term Loan due 10/24/2025 (LIBOR + 5.000%)	$2,428,025	10/24/18	2,401,554	2,422,683

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)(F)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)(F)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)(F)	47 uts.	10/14/11	—	—
			—	—
Hyperion Materials & Technologies, Inc.
A producer of specialty hard materials and precision tool components that are used to make precision cutting, grinding and other machining tools used by tool manufacturers and final product manufacturers.
6.50% Term Loan due 08/14/2026 (LIBOR + 5.500%)	$1,597,440	08/16/19	1,572,893	1,517,727

15

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

IM Analytics Holdings, LLC
A provider of test and measurement equipment used for vibration, noise, and shock testing.
7.22% Term Loan due 11/22/2023 (LIBOR + 6.000%)	$1,060,579	11/21/19	$1,052,230	$929,703
Warrant, exercisable until 2026, to purchase common stock at $.01 per share (B)	8,885 shs.	11/25/19	—	—
			1,052,230	929,703
Industrial Service Solutions
A provider of maintenance, repair and overhaul services for process equipment within the industrial, energy and power end-markets.
5.77% Term Loan due 01/31/2026 (LIBOR + 4.500%)	$903,489	02/05/20	887,389	858,314

LAC Acquisition LLC
A provider of center-based applied behavior analysis treatment centers for children diagnosed with autism spectrum disorder.
6.82% Term Loan due 10/01/2024 (LIBOR + 5.750%)	$1,726,941	10/01/18	1,301,068	1,276,791
Limited Liability Company Unit Class A (F)	22,222 uts.	10/01/18	22,222	23,987
			1,323,290	1,300,778
Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 05/30/2022 (D)	$419,971	01/15/10	404,121	—
15% (2.5% PIK) Senior Subordinated Note due 05/30/2022 (D)	$115,253	10/05/10	114,604	—
Common Stock (B)	35 shs.	10/05/10	35,400	—
Common Stock Class B (B)	118 shs.	01/15/10	117,647	—
Warrant, exercisable until 2023, to purchase common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	—
			766,351	—
Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 07/20/2022 (D)	$868,102	04/17/15	867,529	—
Limited Liability Company Unit	5 uts.	04/17/15	678,329	—
			1,545,858	—
Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration and other condition indicators and monitors for in-transit and storage applications.
6.75% First Out Term Loan due 11/22/2025 (LIBOR + 5.750%)	$370,880	11/25/19	364,515	355,588

16

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
Preferred Stock Series A (B)	30,926 shs.	07/25/19	$12,412	$—
Preferred Stock Series C (B)	1,275 shs.	09/22/20	457,365	457,365
Common Stock Class B (B)	259,252 shs.	*	244,163	—
Warrant, exercisable until 2021, to purchase common stock at $.01 per share (B)	351,890 shs.	09/22/20	—	—
* 09/30/14 and 02/28/18.			713,940	457,365

MeTEOR Education LLC
A leading provider of classroom and common area design services, furnishings, equipment and instructional support to K-12 schools.
12% Senior Subordinated Note due 06/20/2023	$915,819	03/09/18	905,759	914,142
Limited Liability Company Unit (B)(F)	182 uts.	03/09/18	183,164	109,919
			1,088,923	1,024,061
Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
Limited Liability Company Unit Class B-1 (B)(F)	75,000 uts.	11/30/10	—	32,772
Limited Liability Company Unit Class B-2 (B)(F)	6,801 uts.	11/30/10	—	2,972
			—	35,744
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
6.40% Term Loan due 08/21/2026 (LIBOR + 5.250%)	$605,170	08/25/20	590,290	590,041

Options Technology Ltd
A provider of vertically focused financial technology managed services and IT infrastructure products for the financial services industry.
5.50% Term Loan due 12/18/2025 (LIBOR + 4.500%)	$1,604,606	12/23/19	1,240,125	1,236,893

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you,“free from” healthy and gluten-free categories.
12% (1% PIK) Senior Subordinated Note due 08/17/2022	$1,775,705	02/17/17	1,762,857	1,775,705
Common Stock Class B (B)	380,545 shs.	*	380,545	441,241
* 01/29/16 and 02/17/17.			2,143,402	2,216,946

17

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

PB Holdings LLC
A designer, manufacturer and installer of maintenance and repair parts and equipment for industrial customers.
5.52% Term Loan due 03/06/2025 (LIBOR + 5.250%)	$848,126	03/06/19	$835,369	$769,250

Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
8.75% Term Loan due 08/31/2026 (LIBOR + 6.500%)	$387,642	09/29/20	374,075	374,075
7.25% Term Loan due 11/17/2024 (LIBOR + 6.250%)	$1,894,364	11/14/17	1,866,426	1,847,005
			2,240,501	2,221,080
Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	0.40% int.	*	174,669	10,772
* 11/29/12 and 12/20/16.

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13.9% (7.9% PIK) Senior Subordinated Note due 12/31/2021 (D)	$1,069,985	07/31/14	1,064,183	802,489
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	—
Limited Liability Company Unit Class F	36,976 uts.	*	24,802	—
* 09/28/17 and 02/15/18.			1,237,081	802,489

PPC Event Services
A special event equipment rental business.
Preferred Stock Series P-1 (B)	71 shs.	07/21/20	71,018	—
Common Stock (B)	170,927 shs.	07/21/20	—	—
16.00% Term Loan due 05/28/2023 (D)	$896,513	07/21/20	619,923	—
8.00% Term Loan due 05/28/2023 (D)	$667,000	07/21/20	620,376	—
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	—
Limited Liability Company Unit Series A-1 (B)	339 uts.	03/16/16	42,419	—
			1,526,236	—
Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
7.50% Term Loan due 7/31/2026 (LIBOR + 6.500%)	$1,356,514	08/12/20	1,330,003	1,329,384

18

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

ReelCraft Industries, Inc.
A designer and manufacturer of heavy-duty reels for diversified industrial, mobile equipment OEM, auto aftermarket, government/military and other end markets.
Limited Liability Company Unit Class B	293,617 uts.	11/13/17	$184,689	$551,566

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
8.40% Second Lien Term Loan due 10/11/2026 (LIBOR + 8.250%)	$1,725,000	10/11/18	1,686,019	1,666,523

Rock-it Cargo

A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
6.00% Term Loan due 06/22/2024 (G) (LIBOR + 5.000% Cash & 2.750% PIK)	$2,479,244	*	2,440,502	1,991,081
* 07/30/18 and 09/30/20.

ROI Solutions
Call center outsourcing and end user engagement services provider.
6.00% Term Loan due 07/31/2024 (LIBOR + 5.000%)	$1,621,240	07/31/18	632,022	627,255

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
7.00% Term Loan due 05/29/2022 (LIBOR + 6.000%)	$1,241,787	01/08/19	1,232,677	1,223,161

Sandvine Corporation
A provider of active network intelligence solutions.
8.15% Second Lien Term Loan due 11/02/2026 (LIBOR + 8.000%)	$1,725,000	11/01/18	1,692,191	1,672,388

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
5.50% Lien Term Loan due 07/30/2025 (LIBOR + 4.500%)	$1,506,455	07/27/18	1,483,085	1,394,375

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
5.75% Term Loan due 06/28/2024 (LIBOR + 4.750%)	$659,142	06/27/19	654,214	652,551

19

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Soliant Holdings, LLC
A healthcare staffing platform focused on placing highly skilled professionals in the education, nursing/allied health, life sciences and pharmacy end-markets.
6.50% Term Loan due 11/30/2026 (LIBOR + 5.500%)	$1,013,339	12/27/19	$995,252	$993,073

Specified Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
10.5% (0.5% PIK) Senior Subordinated Note due 06/19/2024	$1,235,826	12/19/18	1,227,222	1,248,185
Limited Liability Company Unit	531,730 uts.	02/20/19	539,795	1,550,677
			1,767,017	2,798,862
Springbrook Software
A provider of vertical-market enterprise resource planning software and payments platforms focused on the local government end-market.
6.75% Term Loan due 12/20/2026 (LIBOR + 5.750%)	$1,648,956	12/23/19	1,174,206	1,171,983

SR Smith LLC
A manufacturer of mine and tunneling ventilation products in the United States.
11% Senior Subordinated Note due 03/27/2022 (D)	$1,084,565	*	1,047,502	1,030,337
Limited Liability Company Unit Series A	1,072 uts.	*	1,060,968	1,777,508
* 03/27/17 and 08/07/18.			2,108,470	2,807,845

Strahman Holdings Inc.
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	307,100
Preferred Stock Series A-2 (B)	26,543 shs.	09/10/15	29,994	51,277
			188,961	358,377
Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
16% Senior Subordinated Note due 05/28/2021 (D)	$2,211,310	*	1,358,229	1,769,048
Common Stock (B)	38 shs.	12/14/10	38,168	—
Warrant, exercisable until 2020, to purchase common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	—
* 12/14/10, 08/17/12 and 03/31/16.			1,433,646	1,769,048

20

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sunvair Aerospace Group Inc.
An aerospace maintenance, repair, and overhaul provider servicing landing gears on narrow body aircraft.
12% (1% PIK) Senior Subordinated Note due 08/01/2024 (D)	$1,393,644	07/31/15	$1,385,865	$1,323,962
Common Stock (B)	68 shs.	*	104,986	86,116
* 07/31/15 and 11/08/17.			1,490,851	1,410,078

The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
6.75% Term Loan due 09/30/2026 (LIBOR + 5.750%)	$1,515,828	12/02/19	1,232,084	1,228,570

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
10.5% (0.5% PIK) Senior Subordinated Note due 11/30/2023	$1,385,385	11/30/17	1,385,384	1,399,238
Limited Liability Company Unit (B)	19,696 uts.	11/30/17	3,172	7,153
			1,388,556	1,406,391
Transit Technologies LLC
A software platform for the transportation market that offers end-to-end software solutions focused on operations, fleet management and telematics services.
5.00% Term Loan due 02/10/2025 (LIBOR + 4.750%)	$1,560,620	02/13/20	754,729	691,666

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
6.50% Term Loan due 06/04/2024 (LIBOR + 5.500%)	$2,339,897	05/14/18	2,307,996	2,298,949

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% (1.5% PIK) Senior Subordinated Note due 03/31/2022 (D)	$1,204,904	01/23/15	1,204,664	602,452

Truck-Lite
A leading provider of harsh environment LED safety lighting, electronics, filtration systems, and telematics for a wide range of commercial vehicles, specialty vehicles, final mile delivery vehicles, off-road/off-highway, marine, and other adjacent harsh environment markets.
7.25% Term Loan due 12/02/2026 (LIBOR + 6.250%)	$1,717,481	12/13/19	1,465,405	1,389,671

21

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Trystar, Inc.
A niche manufacturer of temporary power distribution products for the power rental, industrial, commercial utility and back-up emergency markets.
5.82% Term Loan due 10/01/2023 (LIBOR + 4.750%)	$2,014,150	09/28/18	$1,993,047	$1,976,486
Limited Liability Company Unit (B)(F)	47 uts.	09/28/18	46,562	47,078
			2,039,609	2,023,564
U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
5.97% Term Loan due 11/12/2024 (LIBOR + 5.750%)	$2,174,216	*	2,082,039	1,917,069
* 11/29/18 and 03/25/19.

U.S. Oral Surgery Management
An operator of oral surgery practices providing medically necessary treatments.
7.00% Term Loan due 12/31/2023 (LIBOR + 6.000%)	$2,428,257	*	2,387,117	2,379,692
* 01/04/19 and 10/01/19.

U.S. Retirement and Benefit Partners, Inc.
A leading independent provider of outsourced benefit design and administration and retirement services, primarily to K-12 school districts, employee unions, and governmental agencies.
9.75% Second Lien Term Loan due 09/29/2025 (LIBOR + 8.750%)	$1,607,700	03/05/18	1,584,780	1,527,797

UBEO, LLC
A dealer and servicer of printers and copiers to medium sized businesses.
11.00% Term Loan due 10/03/2024	$1,558,661	11/05/18	1,536,317	1,527,488

Velocity Technology Solutions, Inc.
A provider of outsourced hosting services for enterprise resource planning software applications and information technology infrastructure to mid and large-sized enterprises.
7.00% Lien Term Loan due 12/07/2023 (LIBOR + 6.000%)	$2,042,250	12/07/17	2,031,399	2,018,968

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
5.72% Lien Term Loan due 05/22/2024 (LIBOR + 5.500%)	$2,421,015	05/17/18	2,384,866	2,336,522

22

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
12% (1% PIK) Senior Subordinated Note due 08/03/2021 (D)	$383,062	08/03/15	$382,196	$95,765
Limited Liability Company Unit (B)(F)	370,241 uts.	08/03/15	370,241	—
			752,437	95,765
Whitebridge Pet Brands Holdings, LLC
A manufacturer and marketer of branded, all-natural treats and foods for dogs and cats.
Limited Liability Company Unit Class A (B)(F)	123 uts.	04/18/17	148,096	165,520
Limited Liability Company Unit Class B (B)(F)	123 uts.	04/18/17	—	81,179
			148,096	246,699
Wolf-Gordon, Inc.
A designer and specialty distributor of wallcoverings and related building products, including textiles, paint, and writeable surfaces.
Common Stock (B)	157 shs.	01/22/16	62,177	129,328

World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
6.25% Term Loan due 01/10/2026 (LIBOR + 5.250%)	$381,972	09/21/20	370,566	370,513
5.75% Term Loan due 12/31/2025 (LIBOR + 4.750%)	$1,221,706	01/09/20	1,194,852	1,186,032
			1,565,418	1,556,545
WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
Common Stock (B)	1,500 shs.	11/03/11	150,000	130,014

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
Preferred Stock Series A (B)	2,936 shs.	02/05/19	293,616	293,600
Common Stock (B)	2,046 shs.	*	200,418	114,694
* 03/04/15 and 02/07/18.			494,034	408,294

Total Private Placement Investments (E)			$119,433,917	$114,171,616

23

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 12.08%:

Bonds - 12.08%
Acrisure, LLC	7.000%	11/15/25	$757,000	$710,669	$743,658
Altice Financing S.A.	7.500	05/15/26	308,000	308,000	326,027
American Airlines Inc	11.750	07/15/25	500,000	495,195	482,500
Boyne USA, Inc.	7.250	05/01/25	129,000	129,000	135,450
BWAY Holding Company	7.250	04/15/25	750,000	695,290	705,937
Calumet Specialty Products Partners, L.P.	11.000	04/15/25	500,000	500,000	452,500
Cleveland-Cliffs Inc.	6.750	03/15/26	500,000	451,572	508,750
Cleveland-Cliffs Inc.	9.875	10/17/25	500,000	546,695	558,125
CommScope Finance LLC	8.250	03/01/27	500,000	476,773	520,000
CVR Energy Inc.	5.750	02/15/28	500,000	453,586	425,000
CVR Partners, L.P.	9.250	06/15/23	268,000	264,887	247,900
Diebold Nixdorf	9.375	07/15/25	350,000	373,291	369,250
Dominion Diamond (D)	7.125	11/01/22	500,000	279,489	8,000
Financial & Risk US Holdings, Inc.	6.250	05/15/26	116,000	116,000	124,120
First Quantum Minerals Ltd.	7.500	04/01/25	500,000	479,664	494,555
First Quantum Minerals Ltd.	7.250	04/01/23	385,000	382,397	384,519
Gates Global LLC	6.250	01/15/26	600,000	535,542	618,474
Genesys Telecommunications Laboratories, Inc.	10.000	11/30/24	500,000	486,300	529,500
Golden Nugget, Inc.	8.750	10/01/25	250,000	222,227	197,188
GRD Holding III Corp.	8.750	09/01/25	375,000	378,399	391,643
Houghton Mifflin Harcourt	9.000	02/15/25	500,000	491,353	480,000
Jonah Energy LLC	7.250	10/15/25	385,000	341,326	42,831
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	511,000	515,910	507,168
OPE KAG Finance Sub	7.875	07/31/23	385,000	392,783	373,450
Ortho Clinical Diagnostics, Inc.	7.250	02/01/28	245,000	224,002	254,800
Panther BF Aggregator 2 LP	8.500	05/15/27	100,000	92,783	103,250
Perenti Finance Pty Ltd	6.500	10/07/25	500,000	500,000	502,810
Prime Security Services, LLC	6.250	01/15/28	885,000	774,852	896,062
Suncoke Energy	7.500	06/15/25	385,000	381,031	347,278
Terrier Media Buyer, Inc.	8.875	12/15/27	530,000	508,032	533,975
The Manitowoc Company, Inc.	9.000	04/01/26	863,000	857,751	891,047
TransDigm Group, Inc.	6.250	03/15/26	500,000	494,200	522,147
Trident TPI Holdings Inc.	9.250	08/01/24	500,000	487,383	530,775
Univision Communications Inc.	6.625	06/01/27	253,000	253,000	246,991
Veritas US, Inc.	10.500	02/01/24	750,000	671,711	705,300
Verscend Holding Corp	9.750	08/15/26	482,000	511,138	524,074
VICI Properties, Inc.	4.625	12/01/29	750,000	623,737	763,125
VRX Escrow Corp.	6.125	04/15/25	140,000	140,000	143,325
Warrior Met Coal, Inc.	8.000	11/01/24	161,000	161,000	163,969

24

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

WESCO International, Inc.	7.125%	06/15/25	$152,000	$152,000	$165,574
WESCO International, Inc.	7.250	06/15/28	157,000	155,792	172,021

Total Bonds				17,014,760	17,093,068

Common Stock - 0.00%
TherOX, Inc. (B)			2	—	—
Touchstone Health Partnership (B)			292	—	—

Total Common Stock				—	—

Total Rule 144A Securities				$17,014,760	$17,093,068

Total Corporate Restricted Securities				$136,448,677	$131,264,684

Corporate Public Securities - 6.46%: (A)	LIBOR Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 2.32%
Almonde, Inc.	3.500%	4.500%	06/13/24	$355,215	$311,413	$331,326
BMC Software Finance, Inc.	4.250	4.428	06/26/25	491,250	487,736	475,731
Confie Seguros Holding II Co.	8.500	8.673	10/31/25	446,131	439,632	340,175
Edelman Financial Services	6.750	6.930	06/08/26	128,178	127,712	122,210
Envision Healthcare Corp	3.750	3.928	10/10/25	748,734	513,909	538,422
Fieldwood Energy LLC (D)	7.250	—	04/01/22	977,612	949,869	225
Golden Nugget, Inc.	2.500	3.250	10/04/23	436,770	364,977	388,263
ION Trading Technologies Sarl	4.000	5.072	11/21/24	270,640	266,127	265,113
PS Logistics LLC	4.750	5.750	03/01/25	490,000	493,156	457,386
STS Operating, Inc.	8.000	9.000	04/25/26	500,000	505,000	371,565

Total Bank Loans					4,459,531	3,290,416

Bonds - 3.77%
Brunswick Corporation		7.125	08/01/27	500,000	502,877	616,851
Century Communities, Inc.		5.875	07/15/25	715,000	634,308	743,242
Clear Channel Worldwide Holdings, Inc.		9.250	02/15/24	137,000	131,065	132,808
Dish DBS Corporation		7.750	07/01/26	385,000	408,736	423,254
Genesis Energy LP		6.500	10/01/25	337,000	320,151	291,505
Hecla Mining Company		7.250	02/15/28	500,000	471,768	542,000
Hughes Satellite Systems Corporation		7.625	06/15/21	500,000	500,677	518,750
Jupiter Resources Inc.		13.000	02/05/24	50,428	50,428	49,344
Laredo Petroleum, Inc.		10.125	01/15/28	500,000	393,342	295,000
PBF Holding Company LLC		7.250	06/15/25	385,000	394,576	290,675
Targa Resources Partners LP		4.250	11/15/23	600,000	523,464	594,000
Triumph Group, Inc.		7.750	08/15/25	500,000	503,233	320,625
United Rentals (North America), Inc.		4.625	10/15/25	500,000	447,025	511,250

Total Bonds					5,281,650	5,329,304

25

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Corporate Public Securities: (A) (Continued)			Principal Amount	Cost	Market Value

Common Stock - 0.02%
Jupiter Resources Inc.			$41,472	$200,439	$31,104

Total Common Stock				200,439	31,104

Preferred Stock - 0.35%
B. Riley Financial Inc.			20,000	500,000	496,200

Total Preferred Stock				500,000	496,200

Total Corporate Public Securities				$10,441,620	$9,147,024

Short-Term Security:	Interest Rate/Yield^	Maturity Date	Principal Amount	Cost	Market Value

Commercial Paper - 4.24%
Avangrid, Inc.	0.253%	11/09/20	$1,000,000	$999,729	$999,729
Enbridge (U.S.) Inc.	0.203	10/20/20	2,000,000	1,999,789	1,999,789
NRW.Bank	0.183	12/08/20	1,000,000	999,660	999,707
Skandinaviska Enskilda Banken (SEB)	0.220	10/08/20	1,000,000	999,957	999,957
The Walt Disney Company	0.470	02/22/21	1,000,000	998,120	998,691

Total Short-Term Securities				$5,997,255	$5,997,873

Total Investments	103.45%			$152,887,552	$146,409,581

Other Assets	8.22				11,636,143
Liabilities	(11.67)				(16,519,847)

Total Net Assets	100.00%				$141,525,877
(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of September 30, 2020 the values of these securities amounted to $114,171,616 or 80.67% of net assets.
(F)	Held in PI Subsidiary Trust
(G)	PIK non-accrual

^ Effective yield at purchase

PIK - Payment-in-kind

26

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 6.81%
American Scaffold, Inc.	$1,255,325
BEI Precision Systems & Space Company, Inc.	1,908,960
Dart Buyer, Inc.	1,395,015
Sunvair Aerospace Group Inc.	1,410,078
TransDigm Group, Inc.	522,147
Trident Maritime Systems	2,298,949
Trident TPI Holdings Inc.	530,775
Triumph Group, Inc.	320,625
9,641,874

AIRLINES - 0.34%
American Airlines Inc	482,500

AUTOMOTIVE - 5.43%
Aurora Parts & Accessories LLC	210,384
BBB Industries LLC	1,515,240
DPL Holding Corporation	344,487
English Color & Supply LLC	1,705,480
Holley Performance Products	2,422,683
Panther BF Aggregator 2 LP	103,250
Truck-Lite	1,389,671
7,691,195

BANKING - 1.41%
NRW.Bank	999,707
Skandinaviska Enskilda Banken (SEB)	999,957
1,999,664

BROKERAGE, ASSET MANAGERS & EXCHANGES - 0.87%
The Hilb Group, LLC	1,228,570

BUILDING MATERIALS - 1.85%
Happy Floors Acquisition, Inc.	720,349
Sunrise Windows Holding Company	1,769,048
Wolf-Gordon, Inc.	129,328
2,618,725

CABLE & SATELLITE - 0.37%
Hughes Satellite Systems Corporation	518,750

CHEMICALS - 1.10%
CVR Partners, L.P.	247,900
LBC Tank Terminals Holding Netherlands B.V.	507,168
Polytex Holdings LLC	802,489
1,557,557

Fair Value/ Market Value

CONSTRUCTION MACHINERY - 0.36%
United Rentals (North America), Inc.	$511,250

CONSUMER CYCLICAL SERVICES - 4.26%
Accelerate Learning	926,778
CHG Alternative Education Holding Company	1,112,256
MeTEOR Education LLC	1,024,061
PPC Event Services	—
Prime Security Services, LLC	896,062
PS Logistics LLC	457,386
ROI Solutions	627,255
Soliant Holdings, LLC	993,073
6,036,871

CONSUMER PRODUCTS - 2.52%
AMS Holding LLC	186,372
Blue Wave Products, Inc.	189,292
Elite Sportwear Holding, LLC	—
gloProfessional Holdings, Inc.	1,538,807
GTI Holding Company	301,242
Handi Quilter Holding Company (Premier Needle Arts)	375,777
HHI Group, LLC	325,637
Manhattan Beachwear Holding Company	—
Master Cutlery LLC	—
Whitebridge Pet Brands Holdings, LLC	246,699
York Wall Holding Company	408,294
3,572,120

DIVERSIFIED MANUFACTURING - 8.18%
Advanced Manufacturing Enterprises LLC	—
F G I Equity LLC	1,032,945
Gates Global LLC	618,474
Hyperion Materials & Technologies, Inc.	1,517,727
Motion Controls Holdings	35,744
Reelcraft Industries, Inc.	551,566
SR Smith LLC	2,807,845
Strahman Holdings Inc.	358,377
The Manitowoc Company, Inc.	891,047
Therma-Stor Holdings LLC	1,406,391
Trystar, Inc.	2,023,564
WESCO International, Inc.	337,595
11,581,275

See Notes to Consolidated Financial Statements

27

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

ELECTRIC - 1.90%
Avangrid, Inc.	$999,729
Electronic Power Systems	1,686,398
2,686,127

FINANCIAL OTHER - 2.87%
Acrisure, LLC	743,658
Beacon Pointe Advisors, LLC	614,342
B. Riley Financial Inc.	496,200
Confie Seguros Holding II Co.	340,175
Edelman Financial Services	122,210
Financial & Risk US Holdings, Inc.	124,120
Foundation Risk Partners, Corp.	86,944
U.S. Retirement and Benefit Partners, Inc.	1,527,797
4,055,446

FOOD & BEVERAGE - 3.68%
Del Real LLC	1,376,595
PANOS Brands LLC	2,216,946
Sara Lee Frozen Foods	1,394,375
Westminster Acquisition LLC	95,765
WP Supply Holding Corporation	130,014
5,213,695

HEALTHCARE - 5.29%
Cadence, Inc.	859,557
CORA Health Services, Inc.	1,480,836
Envision Healthcare Corp	538,422
GD Dental Services LLC	—
LAC Acquisition LLC	1,300,778
Ortho Clinical Diagnostics, Inc.	254,800
TherOX, Inc.	—
Touchstone Health Partnership	—
U.S. Oral Surgery Management	2,379,692
Verscend Holding Corp	524,074
VRX Escrow Corp.	143,325
7,481,484

HOME CONSTRUCTION - 0.53%
Century Communities, Inc.	743,242

INDEPENDENT - 0.30%
Fieldwood Energy LLC	—
Jonah Energy LLC	42,831

Fair Value/ Market Value

Jupiter Resources Inc.	$80,448
Laredo Petroleum, Inc.	295,000
418,279

INDUSTRIAL OTHER - 12.20%
AFC - Dell Holding Corporation	2,394,073
Aftermath, Inc.	1,157,238
ASPEQ Holdings	1,184,499
Brunswick Corporation	616,851
Concept Machine Tool Sales, LLC	611,094
E.S.P. Associates, P.A.	219,025
Hartland Controls Holding Corporation	1,915,408
IM Analytics Holdings, LLC	929,703
Industrial Service Solutions	858,314
Media Recovery, Inc.	355,588
PB Holdings LLC	769,250
Specified Air Solutions	2,798,862
STS Operating, Inc.	371,565
UBEO, LLC	1,527,488
World 50, Inc.	1,556,545
17,265,503

LODGING - 0.54%
VICI Properties, Inc.	763,125

MEDIA & ENTERTAINMENT - 4.54%
BlueSpire Holding, Inc.	38,664
Boyne USA, Inc.	135,450
Cadent, LLC	952,766
Clear Channel Worldwide Holdings, Inc.	132,808
Discovery Education, Inc.	1,887,461
Dish DBS Corporation	423,254
HOP Entertainment LLC	—
Houghton Mifflin Harcourt	480,000
Music Reports, Inc.	590,041
The Walt Disney Company	998,691
Terrier Media Buyer, Inc.	533,975
Univision Communications Inc.	246,991
6,420,101

METALS & MINING - 2.47%
Cleveland-Cliffs Inc.	1,066,875
Dominion Diamond	—
First Quantum Minerals Ltd.	879,074

See Notes to Consolidated Financial Statements

28

Barings Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2020

(Unaudited)

Industry Classification: (Continued)	Fair Value/ Market Value

Hecla Mining Company	$542,000
Perenti Finance Pty Ltd	502,810
Suncoke Energy	347,278
Warrior Met Coal, Inc.	163,969
3,502,006

MIDSTREAM - 2.04%
Enbridge (U.S.) Inc.	1,999,789
Genesis Energy LP	291,505
Targa Resources Partners LP	594,000
2,885,294

OIL FIELD SERVICES - 0.01%
Petroplex Inv Holdings LLC	10,772

PACKAGING - 1.60%
ASC Holdings, Inc.	897,105
Brown Machine LLC	663,819
BWAY Holding Company	705,937
2,266,861

PAPER - 1.18%
Dunn Paper	1,672,215

PHARMACEUTICALS - 0.25%
Clarion Brands Holding Corp.	346,830

REFINING - 1.57%
Calumet Specialty Products Partners, L.P.	452,500
CVR Energy Inc.	425,000
MES Partners, Inc.	457,365
PBF Holding Company LLC	290,675
Tristar Global Energy Solutions, Inc.	602,452
2,227,992

RETAILERS - 0.28%
GRD Holding III Corp.	391,643

RESTAURANTS - 0.41%
Golden Nugget, Inc.	388,263
Golden Nugget, Inc.	197,188
585,451

Fair Value/ Market Value
TECHNOLOGY - 21.45%
1WorldSync, Inc.	$1,673,757
Almonde, Inc.	331,326
Audio Precision	1,728,709
BCC Software, Inc.	2,836,565
BMC Software Finance, Inc.	475,731
Claritas Holdings, Inc.	1,538,203
Clubessential LLC	1,688,855
Command Alkon	1,690,356
CommScope Finance LLC	520,000
Diebold Nixdorf	369,250
Genesys Telecommunications Laboratories, Inc.	529,500
GraphPad Software, Inc.	2,421,666
ION Trading Technologies Sarl	265,113
Options Technology Ltd	1,236,893
Recovery Point Systems, Inc.	1,329,384
REVSpring, Inc.	1,666,523
Ruffalo Noel Levitz	1,223,161
Sandvine Corporation	1,672,388
Scaled Agile, Inc.	652,551
Springbrook Software	1,171,983
Transit Technologies LLC	691,666
U.S. Legal Support, Inc.	1,917,069
Velocity Technology Solutions, Inc.	2,018,968
Veritas US, Inc.	705,300
30,354,917

TELECOMMUNICATIONS - 0.23%
Altice Financing S.A.	326,027

TRANSPORTATION SERVICES - 6.60%
BDP International, Inc.	2,421,862
OPE KAG Finance Sub	373,450
Pegasus Transtech Corporation	2,221,080
Rock-it Cargo	1,991,081
VP Holding Company	2,336,522
9,343,995

Total Investments - 103.44% (Cost - $152,887,552)	$146,401,356

See Notes to Consolidated Financial Statements

29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	History

Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stock. Below investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the

“Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and have delegated responsibility for applying those procedures to Barings. Barings has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information available to Barings, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Barings. In approving valuations, the Trustees will consider reports by Barings analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Barings has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $114,171,616 (80.67% of net assets) as of September 30, 2020 the values of which have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Independent Valuation Review

Barings has engaged an independent valuation firm to provide third-party valuation consulting services at the end of each fiscal quarter which consist of certain limited procedures that the Trust identified and requested the valuation firm to perform (hereinafter referred to as the “Procedures”). The Procedures generally consist of a review of the quarterly fair values of the Trust’s middle-market loan investments, and are generally performed with respect to each middle-market loan investment at least once in every calendar year and for new middle-market loan investments, at least once in the twelve-month period subsequent to the initial investment. In addition, the Procedures will generally be performed with respect to an investment where there has been a significant change in the fair value or performance of the investment. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.

Upon completion of the Procedures, the valuation firm concluded that, with respect to each investment reviewed by the valuation firm, the fair value of those investments subjected to the Procedures appeared reasonable. Finally,

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(Unaudited)

the Trustees determined in good faith that the Trust’s investments were valued at fair value in accordance with the Trust’s valuation policies and procedures and the 1940 Act based on, among other things, the input of Barings, the Trust’s Audit Committee and the independent valuation firm.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities at Market Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At September 30, 2020, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.

The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Increases/(decreases) to the company’s EBITDA and/or valuation multiple would result in increases/(decreases) to the equity value.

Short-Term Securities

Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Fair Value Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of September 30, 2020.

The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of September 30, 2020 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$41,408,038	$—	$17,093,068	$24,314,970
Bank Loans	76,564,800	—	461,019	76,103,781
Common Stock - U.S.	2,861,924	—	—	2,861,924
Preferred Stock	2,985,342	—	—	2,985,342
Partnerships and LLCs	7,444,580	—	—	7,444,580
Public Securities
Loans	3,290,416	—	3,290,416	—
Corporate Bonds	5,329,304	—	5,279,960	49,344
Common Stock - U.S.	31,104	—	31,104	—
Preferred Stock	496,200	—	496,200	—
Short-term Securities	5,997,873	—	5,997,873	—
Total	$146,409,581	$—	$32,649,640	$113,759,941

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

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(Unaudited)

Quantitative Information about Level 3 Fair Value Measurements*

The following table represents quantitative information about Level 3 fair value measurements as of September 30, 2020.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted**

Bank Loans	$76,103,781	Income Approach	Implied Spread	4.2% to 14.5%	7.1%

Corporate Bonds	$16,239,273	Income Approach	Implied Spread	8.4% to 20.5%	11.5%

	$8,075,697	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 10.7x	8.1x

			EBITDA	$0.1 million to $21.7 million	$8.9 million

Equity Securities**	$13,291,846	Enterprise Value Waterfall Approach	Valuation Multiple	5.0x to 17.3x	10.0x

			EBITDA	$0.0 million to $289.5 million	$37.9 million
*	Excludes Level 3 assets of $49,344 which are valued based upon unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.
**	The weighted averages disclosed in the table above were weighted by relative fair value
***	Including partnerships and LLC’s

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2019	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 09/30/2020
Restricted Securities
Corporate Bonds	$42,798,389	$(3,685,834)	$(324,321)	$(7,779,864)	$(6,693,400)	$—	$—	$24,314,970
Bank Loans	70,255,151	(2,348,609)	12,626,114	(200)	(5,042,539)	613,864	—	76,103,781
Common Stock - U.S.	3,993,481	422,114	10	(1,553,681)	—	—	—	2,861,924
Preferred Stock	2,836,867	(212,151)	531,743	(171,117)	—	—	—	2,985,342
Partnerships and LLCs	7,510,960	(85,141)	64,916	(46,155)	—	—	—	7,444,580
Public Securities
Bank Loans	1,168,841	(5,000)	—	—	(489,999)	—	(673,842)	—
Common Stock - U.S.	—	—	—	—	—	—	—	—
Corporate Bonds	—	(1,084)	50,428	—	—	—	—	49,344
	$128,563,689	$(5,915,705)	$12,948,890	$(9,551,017)	$(12,225,938)	$613,864	$(673,842)	$113,759,941

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

Income, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase in Net Assets Resulting from Operations	Change in Unrealized Gains & (Losses) in Net Assets from assets still held

Interest (Amortization)	$238,166	—

Net realized gain on investments before taxes	$(378,510)	—

Net change in unrealized appreciation of investments before taxes	$(5,775,361)	(6,750,514)

B. Accounting for Investments:

Investment Income

Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of September 30, 2020, the fair value of the Trust’s non-accrual assets was $8,083,922, or 5.5% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $14,260,508, or 9.3% of the total cost of the Trust’s portfolio.

Payment-in-Kind Interest

The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash.

Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of September 30, 2020, the fair value of the Trust’s PIK non-accrual assets was $1,991,081, or 1.4% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s PIK non-accrual assets was $2,440,502, or 1.6% of the total cost of the Trust’s portfolio.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time,

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(Unaudited)

identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of September 30, 2020, the PI Subsidiary Trust has incurred income tax expense of $348,194.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of September 30, 2020, the PI Subsidiary Trust has no deferred tax liability.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from distributable earnings and net realized gains, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

3.	Investment Advisory and Administrative Services Contract

A. Services:

Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Barings has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

B. Fee:

For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.

4.	Senior Indebtedness

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the nine months ended September 30, 2020, the Trust incurred total interest expense on the Note of $460,125.

The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

5.	Purchases and Sales of Investments

	For the nine months ended 9/30/2020
	Cost of Investments Acquired	Proceeds from Sales or Maturities

Corporate restricted securities	$22,933,179	$23,556,126
Corporate public securities	4,485,733	1,692,806

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of September 30, 2020. The net unrealized depreciation of investments for financial reporting and Federal tax purposes as of September, 2020 is $(6,477,971) and consists of $7,961,644 appreciation and $14,439,615 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $nil on net unrealized losses on the PI Subsidiary Trust.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)

(Unaudited)

6.	Quarterly Results of Investment Operations (unaudited)

	March 31, 2020

	Amount	Per Share

Investment income	$3,518,403
Net investment income	2,788,295	$0.26
Net realized and unrealized loss on investments (net of taxes)	(11,233,880)	(1.06)

	June 30, 2020

	Amount	Per Share

Investment income	$2,711,944
Net investment income	2,023,305	$0.19
Net realized and unrealized loss on investments (net of taxes)	20,738	0.00

	September 30, 2020

	Amount	Per Share

Investment income	$2,634,304
Net investment income	2,123,495	$0.20
Net realized and unrealized loss on investments (net of taxes)	3,734,931	0.35

7.	Investment Risks

In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include: (i) market risk, (ii) volatility risk and (iii) credit, counterparty and liquidity risk. It is the Trust’s policy to identify, measure and monitor risk through various mechanisms including risk management strategies and credit policies. These include monitoring risk guidelines and diversifying exposures across a variety of instruments, markets and counterparties. There can be no assurance that the Trust will be able to implement its credit guidelines or that its risk monitoring strategies will be successful.

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the Trust’s investments and the Trust’s performance.

8.	Commitments and Contingencies

During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

At September 30, 2020, the Trust had the following unfunded commitments:

Investment	Unfunded Amount
ROI Solutions, LLC	$961,561
Transit Technologies LLC	780,310
Foundation Risk Partners, Corp. (1st Lien)	583,333
Springbrook Software	448,116
Lighthouse Autism Center	393,333
Beacon Pointe Advisors, LLC	363,636
Options Technology Ltd	335,621
Foundation Risk Partners, Corp. (2nd Lien)	305,556
Dart Buyer, Inc	281,175
The Hilb Group, LLC	249,363
Peterson Party Center, Inc.	230,000
Truck-Lite Co., LLC	221,154
CORA Health Services, Inc.	80,301
US Legal Support Inc.	58,020

36

This privacy notice is being provided on behalf of Barings LLC and its affiliates: Barings Securities LLC; Barings Australia Pty Ltd; Barings Japan Limited; Barings Investment Advisers (Hong Kong) Limited; Barings Funds Trust; Barings Global Short Duration High Yield Fund; Barings BDC, Inc.; Barings Corporate Investors and Barings Participation Investors (together, for purposes of this privacy notice, “Barings”).

When you use Barings you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

•	Applications or other forms, interviews, or by other means;
•	Consumer or other reporting agencies, government agencies, employers or others;
•	Your transactions with us, our affiliates, or others; and
•	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This joint notice describes the privacy policies of Barings, the Funds and Barings Securities LLC. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number - whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

April 2019

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40

Members of the Board of

Trustees

Clifford M. Noreen

Chairman

Michael H. Brown*

Barbara M. Ginader*

Edward P. Grace III*

Robert E. Joyal

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers

Christina Emery

President

Jonathan Bock

Vice President & Chief

Financial Officer

Jill Dinerman

Secretary & Chief Legal Officer

Sean Feeley

Vice President

Elizabeth Murray

Principal Accounting Officer

Christopher D. Hanscom

Treasurer

Michael Cowart

Chief Compliance Officer

Jonathan Landsberg

Vice President

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment.

When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Transfer Agent for Barings Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Barings Participation Investors

PI6217